Exhibit 10.4(a)

                      STOCK AND WARRANT PURCHASE AGREEMENT


          STOCK AND WARRANT PURCHASE AGREEMENT ("Agreement") dated as of November 2, 1999 between SkyMall, Inc., a Nevada corporation (the "Company"), and each person or entity who executes a counterpart signature page to this Agreement and is listed as an investor on SCHEDULE I attached to this Agreement (each individually an "Investor" and collectively the "Investors").

                              W I T N E S S E T H:

          WHEREAS, the Company desires to sell and issue to the Investors listed on SCHEDULE I, and the Investors listed on SCHEDULE I desire to purchase from the Company, up to an aggregate of 1,142,885 shares of Common Stock, $.001 par value per share (the "Common Stock"), of the Company on the terms and conditions set forth herein; and

          WHEREAS, each Investor listed on SCHEDULE I will also receive five-year warrants (the "Warrants"), in the identical form and substance of EXHIBIT A attached hereto, to purchase that number of additional shares of Common Stock equal to the product of 50% multiplied by the number of shares of Common Stock purchased by such Investor at a per share exercise price equal to $8.00 per share of Common Stock; and

          WHEREAS, the Company has granted the Investors registration rights with respect to the shares of Common Stock purchased hereunder and the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") pursuant to the terms hereof;

          NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

          "Closing" and "Closing Date" shall have the meanings ascribed to such terms in Section 1.3 herein.

          "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

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          "Holder"  and  "Holders"  shall  include  an  Investor  or  Investors, respectively, and any transferee of the shares of Common Stock, the Warrants or the Warrant Shares or Registrable Securities which have not been sold to the public to whom the registration rights conferred by this Agreement have been transferred in compliance with this Agreement.

          "Registrable Securities" shall mean: (i) the shares of Common Stock and the Warrant Shares issued or issuable to each Holder or the respective permitted transferee or designee; (ii) any securities issued (or issuable upon the conversion or exercise of any warrant, right or other security which is issued) to each Holder as a result of any stock split, stock dividend, recapitalization or similar event or upon the exchange of the shares of Common Stock, Warrants, or Warrant Shares; or (iii) any other security of the Company issued as a dividend or other distribution with respect to, in exchange of or in replacement of Registrable Securities.

          The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, including without limitation, Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

          "Registration Expenses" shall mean all expenses to be incurred by the Company in connection with each Holder's registration rights under this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, reasonable fees and disbursements of Orrick, Herrington & Sutcliffe LLP or other counsel for Holders (using a single counsel selected by a majority in the interest of the Holders) for a "due diligence" examination of the Company and review of the Registration Statement and related documents, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

          "Registration Statement" shall have the meaning set forth in Section 4.1(a) herein.

          "Regulation D" shall mean Regulation D as promulgated pursuant to the Securities Act, and as subsequently amended.

          "Securities" shall mean the shares of Common Stock, the Warrants and the Warrant Shares, collectively.

          "Securities Act" or "Act" shall mean the Securities Act of 1933, as amended.

          "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities, if any, and all fees and disbursements of counsel for Holders not included within "Registration Expenses".


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

                                    ARTICLE I

                   PURCHASE AND SALE OF THE STOCK AND WARRANTS

          Section 1.1 PURCHASE AND SALE. Upon the following terms and conditions, the Company shall issue and sell to each Investor listed on SCHEDULE I severally, and each Investor listed on SCHEDULE I severally shall purchase from the Company, the number of shares of Common Stock and the number of Warrants indicated next to such Investor's name on SCHEDULE I attached hereto.

          Section 1.2 PURCHASE PRICE. The per share purchase price for the shares of Common Stock shall be equal to $7.00 per share of Common Stock (the "Common Stock Purchase Price"). Each Investor listed on SCHEDULE I will also receive Warrants to purchase such number of shares of Common Stock equal to the product of 50% multiplied by the number of shares of Common Stock purchased at an exercise price equal to $8.00 per share of Common Stock.

          Section 1.3 THE CLOSING. (a) The closing of the purchase and sale of the Common Stock and Warrants (the "Closing"), shall take place at the offices of Squire, Sanders & Dempsey L.L.P, at 10:00 a.m., local time following acceptance by the Company of subscriptions representing not less than an aggregate of $8,000,200 of shares of Common Stock, which acceptance shall not occur until the conditions set forth in Article V hereof shall be fulfilled or waived in accordance herewith. The date on which the Closing occurs is referred to herein as the "Closing Date."

          (b) On the Closing Date, the Company shall deliver to each Investor certificates (with the number of and denomination of such certificates reasonably requested by such Investor) representing the Warrants and the Common Stock purchased hereunder by such Investor registered in the name of such Investor or its nominee or deposit such Warrants and Common Stock into accounts designated by such Investor, and such Investor shall deliver to the Company the purchase price for the Warrants and Common Stock purchased by such Investor hereunder by wire transfer in immediately available funds to an account designated in writing by the Company. In addition, each party shall deliver all documents, instruments and writings required to be delivered by such party pursuant to this Agreement at or prior to the Closing Date.

          (c) Subject to the terms and conditions of this Agreement, Quintel Communications, Inc. ("Quintel") has agreed to acquire an aggregate of $3,000,000 of shares of Common Stock as of the Closing Date at the Common Stock Purchase Price.


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

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

          Section 2.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby makes the following representations and warranties to each of the Investors from and as of the date hereof through the Closing Date:

          (a) ORGANIZATION AND QUALIFICATION; MATERIAL ADVERSE EFFECT. The Company owns 100% of the outstanding capital stock of each of Durham & Company, a Utah corporation, Disk Publishing Inc., a Utah corporation, and skymall.com, Inc. a Nevada corporation (collectively, the "Subsidiaries"). The Company does not have any other direct or indirect subsidiaries. Each of the Company and its Subsidiaries is a corporation duly incorporated and validly existing and in good standing under the laws of its respective jurisdiction of incorporation and the Company and the Subsidiaries each have the requisite corporate power to own its properties and to carry on its business as now being conducted. Each of the Company and each Subsidiary is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary other than those in which the failure so to qualify would not have a Material Adverse Effect. "Material Adverse Effect" means any adverse effect on the business, operations, properties, prospects, or financial condition of the entity with respect to which such term is used and which is material to such entity and other entities controlling or controlled by such entity, taken as a whole, and any material adverse effect on the transactions contemplated under the Agreement or any other agreement or document contemplated hereby.

          (b) AUTHORIZATION; ENFORCEMENT. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue the Securities in accordance with the terms hereof and the terms of the Warrants, (ii) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby, including the issuance of the Common Stock and the Warrants in accordance with the terms of this Agreement and the Warrant Shares in accordance with the terms of the Warrants have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required, (iii) this Agreement has been duly executed and delivered by the Company, and (iv) this Agreement constitutes the valid and binding obligations of the Company enforceable against the Company in accordance with its terms.

          (c) CAPITALIZATION. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock and 10,000,000 shares of preferred stock; without giving effect to this offering, there are 9,279,958 shares of Common Stock and no shares of preferred stock issued and outstanding, respectively. All of the outstanding shares of the Common Stock have been validly issued and are fully paid and non-assessable. No shares of Common Stock or preferred stock are entitled to preemptive rights; without giving effect to this offering, 370,555 shares of Common Stock (including any shares of Common Stock issuable upon the exercise of any outstanding options, warrants or rights


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

or upon the exchange or conversion of any exchangeable or convertible securities of the Company) are entitled to registration rights (which registration rights do not adversely impact the registration rights granted to the Investors); and without giving effect to this offering, there are outstanding options for 1,672,149 shares of Common Stock and outstanding warrants for 104,700 shares of Common Stock. Except for warrants issuable to Ryan, Beck & Co. Inc. ("Ryan Beck") and warrants issuable to Shoreline Pacific Institutional Finance ("Shoreline") in connection with this offering and except as disclosed in the prior sentence and as contemplated by this Agreement or disclosed in the SEC Documents (as defined below), there are no other scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights exchangeable or convertible into, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, warrants, scrip, rights to subscribe for, or commitments to purchase or acquire, any shares, or securities or rights convertible into shares, of capital stock of the Company. The Company represents and warrants that it has no current plan or intention to sell or otherwise issue any shares of Common Stock or securities convertible into or exercisable for shares of Common Stock other than (i) up to 1,142,885 shares of Common Stock and up to 571,444 Warrants to purchase shares of Common Stock being sold by the Company to the Investors and (ii) up to an aggregate of 140,002 warrants (the "Placement Warrants") to purchase Common Stock being issued to Ryan Beck and Shoreline in connection with this offering (collectively such number of shares of Common Stock, Warrants and Placement Warrants are referred to as the "Maximum Shares");

          (d) ISSUANCE OF WARRANT SHARES. The Warrant Shares are duly authorized and will be, as of the Closing Date, reserved for issuance and, upon exercise in accordance with terms of the Warrants, such Warrant Shares will be validly issued, fully paid and non-assessable, free and clear of any and all liens, claims and encumbrances, and the holders of such Warrant Shares shall be entitled to all rights and preferences accorded to a holder of Common Stock. The outstanding shares of Common Stock are currently listed on the Nasdaq National Market ("Nasdaq").

          (e) NO CONFLICTS. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) result in a violation of the charter or By-Laws of the Company or any Subsidiary or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any Subsidiary is a party, or result in a violation of any Federal, state, local or foreign law, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or any Subsidiary or by which any property or asset of the Company or any Subsidiary is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect); provided that, for purposes of such


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

representation as to Federal, state, local or foreign law, rule or regulation, no representation is made herein with respect to any of the same applicable solely to the Investors and not to the Company or any Subsidiary. Neither the business of the Company nor of any Subsidiary is being conducted in violation of any law, ordinance or regulation of any governmental entity, except for violations which either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under Federal, state, local or foreign law, rule or regulation to obtain any consent, authorization or order of, or to make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or the Warrants or issue and sell the Common Stock or the Warrants in accordance with the terms hereof or issue the Warrant Shares upon exercise of the Warrants, except for the registration provisions provided for herein, provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investors herein.

          (f) SEC DOCUMENTS; FINANCIAL STATEMENTS. The Common Stock of the Company is registered pursuant to Section 12(g) of the Exchange Act and the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to
Section 13(a) or 15(d), in addition to one or more registration statements and amendments thereto heretofore filed by the Company with the Commission (all of the foregoing including filings incorporated by reference therein being referred to herein as the "SEC Documents"). The Company has delivered or made available to the Investors true and complete copies of all SEC Documents (including, without limitation, proxy information and solicitation materials and registration statements) filed with the Commission since September 30, 1998. As of their respective dates, the SEC Documents (as amended by any amendments filed prior to the date of this Agreement or any Closing Date and provided to each Investor) complied or will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other Federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained or will contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).


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

          (g) PRINCIPAL EXCHANGE/MARKET. The principal market on which the Common Stock is currently traded is Nasdaq.

          (h) NO MATERIAL ADVERSE CHANGE. Since June 30, 1999, the date through which the most recent quarterly report of the Company on Form 10-Q has been prepared and filed with the Commission, a copy of which is included in the SEC Documents, no event which had or is likely to have a Material Adverse Effect has occurred or exists with respect to the Company or any Subsidiary, except as otherwise disclosed or reflected in press releases or other SEC Documents prepared through or as of a date subsequent to June 30, 1999 and provided to the Investors.

          (i) NO UNDISCLOSED LIABILITIES. Neither the Company nor any Subsidiary has any liabilities or obligations not disclosed in the SEC Documents, other than those liabilities incurred in the ordinary course of its respective business since June 30, 1999 or liabilities or obligations, individually or in the aggregate, which do not or would not have a Material Adverse Effect on the Company or the Subsidiaries, taken as a whole.

          (j) NO UNDISCLOSED EVENTS OR CIRCUMSTANCES. No event or circumstance has occurred or exists with respect to the Company, any Subsidiary or their respective business, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

          (k) NO GENERAL SOLICITATION. None of the Company, the Subsidiaries or, to the Company's knowledge, any of their respective affiliates or any person acting on its or their behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

          (l) NO INTEGRATED OFFERING. None of the Company, the Subsidiaries, or, to the Company's knowledge, any of their respective affiliates, or any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities.

          (m) INTELLECTUAL PROPERTY. Each of the Company and the Subsidiaries owns or has licenses to use certain copyrights and trademarks ("intellectual property") associated with its respective business. Each of the Company and the Subsidiaries has all intellectual property rights which are needed to conduct its respective business as it is now being conducted or as proposed to be conducted as disclosed in the SEC Documents. The Company has no reason to believe that the intellectual property rights owned by the Company or any of its Subsidiaries are invalid or unenforceable or that the use of such intellectual property by the Company or the Subsidiaries infringes upon or conflicts with any right of any third party, and neither the Company nor any Subsidiary has received notice of any such infringement or conflict. The Company has no knowledge of any infringement of the Company's or any Subsidiary's intellectual property by any third party.


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

          (n) NO LITIGATION. Except as set forth in the SEC Documents delivered to the Investors, no litigation or claim (including those for unpaid taxes) against the Company or any Subsidiary is pending or, to the Company's knowledge, threatened, and no other event has occurred, which if determined adversely would have a Material Adverse Effect on the Company or any Subsidiary, taken as a whole, or would materially adversely effect the transactions contemplated hereby. The legal proceedings described in the SEC Documents will not have an effect on the transactions contemplated hereby, and will not have a Material Adverse Effect on the Company or the Subsidiaries, taken as a whole.

          (o) BROKERS. The Company has taken no action which would give rise to any claim by any person, other than Ryan, Beck and Shoreline, for brokerage commissions, finder's fees or similar payments by the Company relating to this Agreement or the transactions contemplated hereby. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by any Investor relating to this Agreement or the transactions contemplated hereby.

          (p) FORMS S-3. The Company is eligible to file a Registration Statement on Form S-3 under the Act and the rules promulgated thereunder, and Form S-3 is permitted to be used for the transactions contemplated hereby under the Act and the rules promulgated thereunder.

          (q) YEAR 2000 COMPLIANCE. Each system which includes software, hardware, databases or embedded control systems (microcompressor controlled, robotic or other device) (collectively, a "System"), that constitutes any part of, or is used in connection with the use, operation or enjoyment of, any asset, property or leased premises of the Company or any Subsidiary (i) is designed (or has been modified) to be used prior to and after January 1, 2000, (ii) to the Company's knowledge, will operate without error arising from the creation, recognition, acceptance, calculation, display, storage, retrieval, accessing, comparison, sorting, manipulation, processing or other use of dates or date-based, date-dependent or date-related data, including but not limited to century recognition, day-of-the-week recognition, leap years, date values and interfaces of date functionalities, and (iii) to the Company's knowledge, will not be adversely affected by the advent of the year 2000, the advent of the twenty-first century or the transition from the twentieth century through the year 2000 and into the twenty-first century (collectively, items (i) through (iii) are referred to herein as "Year 2000 Compliant"). No System that is material to the business, finances or operations of the business of the Company or any Subsidiary receives data from or communicates with any component or system external to itself (whether or not such external component or system is the Company's, or any Subsidiary's or any third party's) that is not itself Year 2000 Compliant. All licenses for the use of any system-related software, hardware, databases or embedded control system permit the Company or the Subsidiaries to make all modifications, bypasses, debugging, work-arounds, repairs, replacements, conversions or corrections necessary to permit the System to operate compatibly, in conformance with their respective specifications, and to be Year 2000 Compliant. None of the Company nor any of the Subsidiaries has incurred, and none of the Company nor any of the Subsidiaries has any reason to


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

believe that it may in the future incur, any expenses arising from or related to the failure of any of its Systems as a result of not being Year 2000 Compliant.

          Section 2.2 REPRESENTATIONS AND WARRANTIES OF THE INVESTORS. Each of the Investors, severally and not jointly, hereby makes the following representations and warranties to the Company as of the date hereof and on the Closing Date:

          (a) AUTHORIZATION; ENFORCEMENT. (i) Such Investor has the requisite power and authority, or the legal capacity, as the case may be, to enter into and perform this Agreement and to purchase the Securities being sold to such Investor hereunder, (ii) the execution and delivery of this Agreement by such Investor and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or partnership action, as required, and (iii) this Agreement the valid and binding obligation of such Investor enforceable against such Investor in accordance its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application.

          (b) NO CONFLICTS. The execution, delivery and performance of this Agreement and the consummation by such Investor of the transactions contemplated hereby do not and will not (i) result in a violation of such Investor's organizational documents, or (ii) conflict with any agreement, indenture, or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, or regulation or any order, judgment or decree of any court or governmental agency applicable to such Investor. Such Investor is not required to obtain any consent or authorization of any governmental agency in order for it to perform its obligations under this Agreement.

          (c) INVESTMENT REPRESENTATION. Such Investor is purchasing the securities purchased hereunder for its own account and not with a view to distribution in violation of any securities laws. Such Investor has no present intention to sell the securities purchased hereunder and such Investor has no present arrangement (whether or not legally binding) to sell the Securities purchased hereunder to or through any person or entity; provided, however, that by the representations herein, such Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of any of the Securities at any time in accordance with Federal and state securities laws applicable to such disposition.

          (d) ACCREDITED INVESTOR. Such Investor is an "accredited investor" as defined in Rule 501 promulgated under the Act. The Investor has such knowledge and experience in financial and business matters in general and investments in particular, so that such Investor is able to evaluate the merits and risks of an investment in the securities purchased hereunder and to protect its own interests in connection with such investment. In addition (but without limiting the effect of the Company's representations and warranties contained herein), such Investor has received such information as it considers necessary or appropriate for deciding whether to purchase the Securities purchased hereunder.

          (e) RULE 144. Such Investor understands that there is no public trading market for the Warrants, that none is expected to develop, and that the Warrants must be held indefinitely unless exercised or unless such securities are registered under the Act or an exemption from registration is available. Such Investor understands that the Common Stock and the Warrant Shares must be held indefinitely unless such securities are registered under the Act or an exemption from registration is available. Such Investor has been advised or is aware of the provisions of Rule 144 promulgated under the Act.

          (f) BROKERS. Such Investor has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by the Company relating to this Agreement or the transactions contemplated hereby.

          (g) RELIANCE BY THE COMPANY. Such Investor understands that the Common Stock and Warrants are being offered and sold in reliance on a transactional exemption from the registration requirements of Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein in order to determine the applicability of such exemptions and the suitability of such Investor to acquire the Securities.

                                   ARTICLE III

                                    COVENANTS

          Section 3.1 REGISTRATION AND LISTING. Until the later of (i) such time as no Warrants are outstanding or (ii) the expiration of the Effectiveness Period (as hereinafter defined in Section 4.3), the Company will cause the Common Stock to continue to be registered under Section 12(g) of the Exchange Act, will comply in all respects, with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such reporting and filing obligations. Until the later of
(i) such time as no Warrants are outstanding or (ii) the expiration of the Effectiveness Period, the Company shall use its best efforts to continue the listing or trading of the Common Stock on Nasdaq or a principal exchange (which consists exclusively of the NYSE or AMEX) and comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of Nasdaq or such principal exchange, as the case may be.

          Section 3.2 CERTIFICATES ON EXERCISE. Upon the exercise of any Warrants in accordance with the terms of the Warrants, the Company shall issue and deliver to such Investor (or the then holder) within two (2) business days of the exercise date, (x) a Certificate or Certificates for the Warrant Shares issuable upon such exercise and (y) a new certificate or certificates for the Warrants of such Investor (or holder) which have not yet been exercised but which are evidenced in part by the certificate(s) submitted to the Company in connection with such exercise (with the number of and denomination of such new certificate(s) designated by such Investor or holder).

          Section 3.3 REPLACEMENT CERTIFICATES. The certificate(s) representing the shares of Common Stock, Warrant Shares or the Warrants held by any Investor (or then holder) may be exchanged by such Investor (or such holder) at any time and from time to time for certificates with different denominations representing an equal number of shares of Common Stock, Warrant Shares or Warrants, as the case may be, as reasonably requested by such Investor (or such holder) upon surrendering the same. No service charge will be made for such registration, transfer or exchange.

          Section 3.4 SECURITIES COMPLIANCE. The Company shall notify the Commission and Nasdaq, in accordance with their requirements, of the transactions contemplated by this Agreement and the Warrants and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities. The Company covenants and agrees that it will not sell or otherwise issue any shares of Common Stock or securities convertible into or exercisable for shares of Common Stock which would violate NASD Rule 4460 (i)(1), and, in particular, but not in limitation to the foregoing, the Company will not, during the six (6) month period following the Closing of the sale of shares of Common Stock and Warrants to the Investors, sell or otherwise issue any shares of Common Stock or securities convertible into or exercisable for shares of Common Stock in excess of the Maximum Shares without either (i) approval of such sale or issuance by the stockholders of the Company, or (ii) a written advisory opinion of the Nasdaq Stock Market that such approval is not necessary under NASD Rule 4460 (i)(1) or any other applicable Nasdaq Stock Market or NASD rule or a written waiver of any such requirement by the Nasdaq Stock Market, or (iii) a written opinion of counsel to the Company that such stockholder approval is not required.

          Section 3.5 NOTICES. The Company agrees to provide all holders of Warrants with copies of all notices and information, including, without limitation, notices and proxy statements in connection with any meetings, that are provided to the holders of shares of Common Stock, contemporaneously with the delivery of such notices or information to such Common Stock holders.

          Section 3.6 RESERVATION OF STOCK ISSUABLE UPON EXERCISE. The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of affecting the exercise of the Warrants, such number of shares of Common Stock as shall from time to time be sufficient to effect the exercise of all outstanding Warrants.



                                   ARTICLE IV

                                  REGISTRATION

          Section 4.1 REGISTRATION REQUIREMENTS. The Company shall use its best efforts to effect the registration of the Registrable Securities (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as would permit or facilitate the public sale or distribution of all the Registrable Securities in the manner (including manner of sale) and in all states reasonably requested by the Holders. Such best efforts by the Company shall include the following:

          (a) The filing by the Company no later than fifteen (15) days after the Closing of a registration statement or registration statements (as necessary) with the Commission pursuant to Rule 415 under the Securities Act on Form S-3 (or such other appropriate registration form if the Company is ineligible to use Form S-3) covering the resale of the Registrable Securities acquired (or underlying the Securities so acquired) at the Closing ("Registration Statement(s)").

          (b) Thereafter the Company shall use its best efforts to cause such Registration Statement(s) to be declared effective by the Commission within ninety (90) days following the Closing Date. In the event that such Registration Statement is not declared effective within 90 days following the Closing Date, then the Company shall until the Registration Statement is declared effective, (in addition to any other remedies available to a Holder at law or in equity) pay in cash to each Holder an amount equal to 2% of the respective purchase price paid by such Holder (the "Damages") for each 30 day period beginning on the 91st day following the Closing Date at which the Registrable Securities were acquired (the "Default Period") that the Registration Statement has not been declared effective; provided, however, that the Default Period shall terminate and Damages shall cease to accrue on the date upon which such Registrable Securities may be sold under Rule 144(k) in the reasonable opinion of counsel to the Company (provided that the Company's transfer agent has accepted an instruction from the Company to such effect). If any applicable Default Period is less than 30 days such cash payment shall be on a pro rata basis. The amount of such cash payment shall be calculated by the Company on the earlier of (i) the effective date of such Registration Statement or (ii) the last day of each Default Period, and a certified or bank check in lawful money of the United States of America shall be sent within three (3) business days of such calculation to the address of each Holder as listed in the stock transfer ledger maintained by the Company or its transfer agent. Notwithstanding the foregoing, if the Default Period commences from the failure of the Company to cause to become effective the Registration Statement solely by reason of the failure of any Holder to provide such information as (i) the Company may reasonably request from such Holder to be included in the Registration Statement or (ii) the Commission or Nasdaq may request in connection with such Registration Statement (which request was provided to the Holder in writing) (the "Late Holder"), the Company shall not be required to pay such Damages to any of the Holders; provided, that the Company shall file the Registration Statement excluding the Late Holder or take such other action as necessary to cause the Registration Statement to be declared effective, within two (2) business days after the initial day of the original Default Period, provided that a new Default Period will commence three (3) business days after the initial day of the original

Default Period if the Registration Statement is not effective. The Company agrees to promptly file an amendment to such Registration Statement including the Late Holder once the requested information has been provided.

          (c) Prepare and file with the Commission such amendments (including post-effective amendments) and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to keep such Registration Statement effective at all times during the Effectiveness Period (as defined below) and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement and notify the Holders of the filing and effectiveness of such Registration Statement and any amendments or supplements. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into the
Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

          (d) Furnish to each Holder such numbers of copies of a current prospectus conforming with the requirements of the Act, copies of the Registration Statement, any amendment or supplement thereto and any documents incorporated by reference therein and such other documents as such Holder may reasonably require in order to facilitate the disposition of Registrable Securities owned by such Holder.

          (e) Use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or "Blue Sky" laws of such jurisdictions as shall be reasonably requested by each Holder; provided that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business where it would not otherwise be required to qualify, (ii) file a general consent to service of process in any such states or jurisdictions, (iii) make any change in the Company's charter or By-Laws, or (iv) subject itself to general taxation in any such jurisdiction.

          (f) Notify each Holder immediately of the happening of any event as a result of which the prospectus (including any supplement thereto or thereof) included in such Registration Statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and use its best efforts to promptly update and/or correct such prospectus.

          (g) Notify each Holder immediately of the issuance by the Commission or any state securities commission or agency of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company shall use its reasonable best efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

          (h) Permit a single firm of counsel, designated as Holders' counsel by the Holders of a majority of the Registrable Securities included in the Registration Statement, to review the Registration Statement and all amendments and supplements thereto within a reasonable period of time prior to each filing, and shall not file any document in a form to which such counsel reasonably objects, provided such counsel shall provide such counsel's comments or objection within five (5) business days after receipt of any document.

          (i) As of the date the Registration Statement is declared effective by the Commission, the Company shall have caused the Registrable Securities covered by such Registration Statement to be listed with all securities exchange(s) and/or markets on which the Common Stock is then listed, and prepared and filed any required filings with the National Association of Securities Dealers, Inc. or any exchange or market where the Common Stock is traded.

          (j) The Company shall make available for inspection by the Holders, representative(s) of all the Holders together, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney or accountant retained by any Holder or underwriter, all financial and other records customary for purposes of the Holders' due diligence examination of the Company and all SEC Documents filed subsequent to the Closing Date, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement, provided that such parties agree to enter into a Confidentiality Agreement in the form and substance annexed hereto as EXHIBIT B.

          (k) The term "best efforts" as used in this Agreement shall include, without limitation, that the Company shall submit to the Commission, within five
(5) business days after the Company learns that no review of a particular Registration Statement will be made by the staff of the Commission or that the staff has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 72 hours after the submission of such request.

          Section 4.2 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance with registration pursuant to this Section 4 shall be borne by the Company, and all Selling Expenses of a Holder shall be borne by such Holder.

          Section 4.3 REGISTRATION PERIOD. In the case of the registration effected by the Company pursuant to this Section 4, the Company will use its best efforts to keep such registration effective (the "Effectiveness Period") until the earlier to occur of (a) two years from the Closing Date, provided, however, that the period of time which such Registration Statement is required to be effective shall be increased by the number of days that the Registration Statement's effectiveness was suspended, if any, during the two year period from the Closing Date, (b) the date on which all the Holders have completed the sales or distributions of the Registrable Securities included in the Registration Statement or, (c) the date on which such Registrable Securities of all Holders may be sold without restriction under Rule 144(k) promulgated under the Securities Act (or any successor thereto) in the reasonable opinion of counsel to the Company (provided that the Company's transfer agent has accepted an instruction from the Company to such effect and will issue certificates representing such Registrable Securities without any legend endorsed thereon).

          Section 4.4 OBLIGATION OF HOLDER. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to Registrable Securities of the Holder that:

          (a) the Holder by such Holder's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless the Holder has notified the Company in writing of the Holder's election to exclude all of the Holder's Registrable Securities from such Registration Statement.

          (b) the Holder shall furnish to the Company such information regarding the Holder, the Registrable Securities held by the Holder and the intended method of disposition of the Registrable Securities held by the Holder as shall be reasonably required to effect the registration of such Registrable Securities and the Holder shall execute such documents as are customary in connection with such registration as the Company may reasonably request.

          Section 4.5 INDEMNIFICATION.

          (a) COMPANY INDEMNITY. The Company will indemnify each Holder, each of its officers, directors and partners, and each person controlling each Holder, within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls, within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any state securities law or in either case, any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to a Holder to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or the underwriter (if any) therefor and stated to be specifically for use therein. The indemnity agreement contained in this Section 4.5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld).

          (b) HOLDER INDEMNITY. Each Holder will, severally and not jointly, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, partners, and each underwriter, if any, of the Company's securities covered by such registration statement, each person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act and the rules and regulations thereunder, each other Holder (if any), and each of their directors, officers and partners, and each person controlling such other Holder(s) against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, in each case only insofar as such untrue statement or alleged untrue statement or omission relates to such Holder, and will reimburse the Company and such other Holder(s) and their directors, officers and partners, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein, and provided that the maximum amount for which such Holder shall be liable under this indemnity shall not exceed the net proceeds received by such Holder from the sale of the Registrable Securities. The indemnity agreement contained in this Section 4.5(b) shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities if such settlement is effected without the consent of such Holder (which consent will not be unreasonably withheld).

          (c) PROCEDURE. Each party entitled to indemnification under this Article (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim in any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Article except to the extent that the Indemnifying Party is materially and adversely affected by such failure to provide notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

          4.6 CONTRIBUTION. If the indemnification provided for in Section 4 herein is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein (other than by reason of the exceptions provided therein), then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities as between the Company on the one hand and any Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of such Holder in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of any Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by such Holder.

In no event shall the obligation of any Indemnifying Party to contribute under this Section 4.6 exceed the amount that such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 4.5(a) or 4.5(b) hereof had been available under the circumstances.

The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 4.6 were determined by PRO RATA allocation (even if the Holders or the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraphs. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraphs shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this section, no Holder or underwriter shall be required to contribute any amount in excess of the an amount which equals (i) in the case of any Holder, the net proceeds received by such Holder from the sale of Registrable Securities or (ii) in the case of an underwriter, the underwriting discount applicable to the securities purchased by the underwriter.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                                    ARTICLE V

                                   CONDITIONS

          Section 5.1 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO ISSUE AND SELL THE STOCK AND WARRANTS. The obligation hereunder of the Company to issue and sell the Common Stock and Warrants to the Investors is subject to the satisfaction, at or before the Closing Date, of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

          (a) ACCURACY OF THE INVESTORS' REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Investor shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a particular date).

          (b) PERFORMANCE BY THE INVESTORS. Each Investor shall have performed all agreements and satisfied all conditions required hereby to be performed or satisfied by such Investor at or prior to the Closing Date.

          (c) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

          Section 5.2 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE INVESTORS TO PURCHASE THE STOCK AND THE WARRANTS. The obligation hereunder of each Investor to acquire and pay for the Common Stock and Warrants is subject to the satisfaction, at or before the Closing Date, of each of the conditions set forth below. These conditions are for each Investor's sole benefit and may be waived by each Investor at any time in its sole discretion.

          (a) ACCURACY OF THE COMPANY'S REPRESENTATIONS AND WARRANTIES. The representation and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a particular date).

          (b) PERFORMANCE BY THE COMPANY. The Company shall have performed all agreements and satisfied all conditions required to be performed or satisfied by the Company at or prior to the Closing Date.

          (c) NASDAQ. From the date hereof to the Closing Date, trading in the Company's Common Stock shall not have been suspended by the Commission or Nasdaq and trading in securities generally as reported by Nasdaq, shall not have been


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

suspended or limited, and the Common Stock shall not have been delisted from any exchange or market where they are currently listed.

          (d) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority or competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

          (e) OPINION OF COUNSEL. At the Closing Date the Investors shall have received an opinion of counsel to the Company in substantially the form attached hereto as EXHIBIT C and such other opinions, certificates and documents as the Investors or their counsel shall reasonably require incident to the Closing.

          (f) MINIMUM SUBSCRIPTION. An aggregate of $8,000,200 of shares of Common Stock shall have been purchased by the Investors pursuant to this Agreement.

          (g) SECRETARY'S CERTIFICATE. The Company shall have delivered to the Investors a certificate in form and substance reasonably satisfactory to the Investors, executed by the Secretary of the Company on behalf of the Company, certifying as to the satisfaction of all closing conditions, incumbency of signing officers, charter, By-Laws, good standing and authorizing resolutions of the Company.

                                   ARTICLE VI

                                LEGEND AND STOCK

          Each  certificate  representing the Common Stock, the Warrants and the
Warrant   Shares  shall  be  stamped  or  otherwise   imprinted  with  a  legend
substantially in the following form:

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (I) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES OR (II) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL OF THE ISSUER, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR SECURITIES LAW.

                                   ARTICLE VII

                                   TERMINATION

          Section 7.1 TERMINATION BY MUTUAL CONSENT. This Agreement may be terminated at any time prior to the Closing Date by the mutual written consent of the Company and the Investors.

          Section 7.2 OTHER TERMINATION. This Agreement may be terminated by action of the Board of Directors of the Company or by any of the Investors at any time if the Closing Date shall not have been consummated by the fifth business day following the date of this Agreement.

                                  ARTICLE VIII

                                  MISCELLANEOUS

          Section 8.1 STAMP TAXES; AGENT FEES. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Common Stock and the Warrants pursuant hereto and the Warrant Shares issued upon exercise of the Warrants.

          Section 8.2 SPECIFIC ENFORCEMENT; CONSENT TO JURISDICTION.

          (a) The Company and the Investors acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

          (b) The Company and each of the Investors (i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court, the New York State courts and other courts of the United States sitting in New York County, New York for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. The Company and each of the Investors consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this paragraph shall affect or limit any right to serve process in any other manner permitted by law.

          Section 8.3 ENTIRE AGREEMENT; AMENDMENT. This Agreement together with the agreements and documents executed in connection herewith, contains the entire understanding of the parties with respect to the matters covered hereby and, except as specifically set forth herein, neither the Company nor any Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

          Section 8.4 NOTICES. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

         to the Company:    SkyMall, Inc.
                            1520 East Pima Street
                            Phoenix, Arizona  85034
                            Telephone:  602-254-8620
                            Facsimile:  602-254-6544
                            Attn:   Robert M. Worsley
                            Chief Executive Officer

         with copies to:    Squire, Sanders & Dempsey L.L.P.
                            Two Renaissance Square
                            40 North Central Avenue, Suite 2700
                            Phoenix, Arizona  85004-4498
                            Telephone:  602-528-4134
                            Facsimile:  602-253-8129
                            Attn:   Gregory R. Hall, Esq.

         to the Investors:  To each Investor and its representative at the addresses set forth on SCHEDULE I of this Agreement.

         with copies to:    Orrick, Herrington & Sutcliffe LLP
                            666 Fifth Avenue
                            New York, New York 10103
                            Telephone:  212-506-5000
                            Facsimile:  212-506-5151
                            Attn:  Rubi Finkelstein, Esq.

Any party hereto may from time to time change its address for notices by giving at least 5 days written notice of such changed address to the other parties hereto. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above.

          Section 8.5 INDEMNITY. Each party shall indemnify each other party against any loss, cost or damages (including reasonable attorney's fees but excluding consequential damages) incurred as a result of such parties' breach of any representation, warranty, covenant or agreement in this Agreement.

          Section 8.6 WAIVERS. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

          Section 8.7 HEADINGS. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

          Section 8.8 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The parties hereto may amend this Agreement without notice to or the consent of any third party. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of all Investors (which consent may be withheld for any reason in their sole discretion), except that the Company may assign this Agreement in connection with a merger, consolidation, business combination or the sale of all or substantially all of its assets provided that the Company is not released from any of its obligations hereunder, such successor in interest or assignee assumes all obligations of the Company hereunder, and appropriate adjustment of the provisions contained in this Agreement is made, in form and substance satisfactory to the Investors, to place the Investors in substantially the same position as they would have been but for such assignment. Any Investor may assign this Agreement (in whole or in part) or any rights or obligations hereunder without the consent of the Company in connection with any sale or transfer of all or any portion of the Securities held by such Investor, provided that no Investor may assign this Agreement prior to the Closing Date without the Company's prior consent except to an affiliate or affiliates of such Investor.

          Section 8.9 NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

          Section 8.10 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to such state's principles of conflict of laws.

          Section 8.11 SURVIVAL. The representations and warranties and the agreements and covenants of the Company and each Investor contained herein shall survive the Closing.

          Section 8.12 EXECUTION. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement, it being understood that all parties need not sign the same counterpart.

          Section 8.13 PUBLICITY. The Company agrees that it will not disclose, and will not include in any public announcement, the name of any Investor without its consent, unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

          Section 8.14 SEVERABILITY. The parties acknowledge and agree that the Investors are not agents, affiliates or partners of each other, that all representations, warranties, covenants and agreements of the Investors hereunder are several and not joint, that no Investor shall have any responsibility or liability for the representations, warrants, agreements, acts or omissions of any other Investor, and that any rights granted to "Investors" hereunder shall be enforceable by each Investor hereunder.

          Section 8.15 LIKE TREATMENT OF HOLDERS. Neither the Company nor any of its affiliates shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee, payment for the redemption or exchange of Securities, or otherwise, to any holder of Securities, for or as an inducement to, or in connection with the solicitation of, any consent, waiver or amendment of any terms or provisions of the Securities or this Agreement, unless such consideration is required to be paid to all holders of Securities bound by such consent, waiver or amendment whether or not such holders so consent, waive or agree to amend and whether or not such holders tender their Securities for redemption or exchange. The Company shall not, directly or indirectly, redeem any Securities unless such offer of redemption is made pro rata to all holders of Securities on identical terms.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                     SKYMALL, INC.




                                     By: /s/ Robert M. Worsley
                                         ---------------------------------------
                                         Name:  Robert M. Worsley
                                         Title: President



                                     INVESTOR:




                                     By: /s/
                                         ---------------------------------------
                                         Name:
                                         Title:




Exact Name in Which Securities Should
be registered:  ________________________________

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